                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                (Amendment No. 2)

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 15, 2004

                             SmartServ Online, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

           Delaware                 0-28008          13-3750708
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(State or Other Jurisdiction of   (Commission     (I.R.S. Employer
Incorporation or Organization)   File Number)    Identification No.)

2250 Butler Pike, Suite 150, Plymouth Meeting, Pennsylvania      19462
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(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's Telephone Number, Including Area Code: (610) 397-0689

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SmartServ Online,  Inc. (the "Company") hereby amends its Current Report on Form
8-K as originally filed with the Securities and Exchange  Commission on December
21, 2004 and amended on December 23,  2004,  to amend Item 4.01 and Item 9.01 to read in its entirety as follows:

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On December  20,  2004,  the Audit  Committee  of the Board of  Directors of the
Company  selected  Carlin,  Charron & Rosen,  LLP ("Carlin  Charron") as its new
independent  registered public accounting firm, in replacement of Grant Thornton
LLP ("Grant Thornton").

During the  Company's  most recent  fiscal year ended  December 31, 2003 and the subsequent  interim period from January 1, 2004 through the date of this report, there were no  disagreements  with Grant  Thornton  on any matter of  accounting principles or practices,  financial statement  disclosure,  or auditing scope or procedure,  which  disagreements,  if not resolved to the  satisfaction of Grant
Thornton,  would have caused it to make  reference to the subject  matter of the disagreement  in  connection  with  its  report  on the  Company's  consolidated financial statements.

On December 15,  2004,  Grant  Thornton  advised the Company that it declined to stand for re-election as the Company's independent  registered public accounting firm.

The  audit  report  issued  by  Grant  Thornton  on the  consolidated  financial statements of the Company as of and for the year ended December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

The Company  provided Grant Thornton with a copy of the statements  contained in this Current Report on Form 8-K and requested  that Grant  Thornton  furnish the
Company  with a letter  addressed  to the  Securities  and  Exchange  Commission stating whether Grant Thornton agrees with such statements,  and if not, stating in which  respects it does not agree.  Attached as Exhibit 16.1 is a copy of the letter from Grant Thornton.

During the  Company's  2002 and 2003 fiscal years and the interim  period during
2004, the Company did not consult Carlin  Charron  regarding the  application of accounting principles to a specific completed or contemplated transaction or the type of  audit  opinion  that  might  be  rendered  on the  Company's  financial statements.

Ernst & Young LLP ("E&Y") was the Company's  independent  auditor for the fiscal year ended December 31, 2002. The Company filed a Form 8-K on November 14, 2003, regarding the resignation of E&Y as the Company's independent auditor.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits

         16.1.    Letter  from  Grant  Thornton  LLP  to  the  Securities  and
                  Exchange Commission.

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                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SMARTSERV ONLINE, INC.

Dated:  January 10, 2005              By:      /s/ Robert M. Pons
                                                   Robert M. Pons,
                                                   Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.                                Description
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Exhibit 16.1                               Letter from Grant Thornton LLP to the
                                           Securities and Exchange Commission.